Vanguard Fenway Funds

Supplement to the Statement of Additional Information Dated January 27, 2014

Reorganization of Vanguard Growth Equity Fund into Vanguard U.S. Growth Fund

The reorganization of Vanguard Growth Equity Fund, a series of Vanguard Fenway Funds (the Trust) into Vanguard U.S. Growth Fund, a series of Vanguard World Fund, is complete, as previously approved by the board of trustees of the Trust. The reorganization consolidated the assets of the Funds in order to simplify the Vanguard fund lineup in light of the Funds’ identical investment objectives of seeking to provide long-term capital appreciation. It is anticipated that the reorganization will allow the combined Fund to benefit by eliminating duplicative expenses and spreading fixed costs over a larger asset base.

Statement of Additional Information Text Changes

Effective immediately, all references to Vanguard Growth Equity Fund are deleted.

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Vanguard Marketing Corporation, Distributor.	SAI 65C 022014